Exhibit 99.2

The	Supplementary	December 31, 2012
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

Adoption of New Accounting Pronouncement

Shareholders’ equity and book value per common share at December 31, 2011 and return on equity and operating return on equity for the fourth quarter and twelve months ended December 31, 2011 have been adjusted to reflect the adoption of new guidance issued by the Financial Accounting Standards Board related to the accounting for costs associated with acquiring or renewing insurance contracts. The adoption of this guidance decreased shareholders’ equity by $273 million as of December 31, 2010 and 2011 and each of the quarter-end balances within 2011. The effect of the adoption of the new guidance on net income for the fourth quarter and twelve months ended December 31, 2012 and December 31, 2011 was not material.

(i)

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

DECEMBER 31, 2012

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Impact of Catastrophes on Results	6
Underwriting Results — Year-To-Date	7-11
Underwriting Results — Quarterly	12-16

Definitions of Key Terms	17-19

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

AS OF DECEMBER 31

(in millions, except per share amounts)

	2012		2011
		% of Total		% of Total
Invested Assets (at carrying value)		(As Adjusted)
Short Term Investments	$2,528	6%	$1,893	4%
Fixed Maturities
Tax Exempt	19,913	45	20,211	47
Taxable	18,163	41	16,973	40
Equity Securities	1,663	4	1,512	4
Other Invested Assets	1,954	4	2,180	5

Total Invested Assets	$44,221	100%	$42,769	100%

Unrealized Appreciation of Investments
Fixed Maturities	$2,678		$2,422
Equity Securities	419		248

	3,097		2,670
Deferred Income Tax Liability	1,084		934

	$2,013		$1,736

Capitalization
Long Term Debt	$3,575		$3,575
Shareholders’ Equity	15,827		15,301

Total Capitalization	$19,402		$18,876

Debt as a Percentage of Total Capitalization	18.4%		18.9%

Actual Common Shares Outstanding	261.8		272.5

Book Value Per Common Share	$60.45		$56.15

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$53.80		$50.37

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended December 31
	Fourth Quarter 2012	Twelve Months 2012	From December 2005 to December 31, 2012
Cost of Shares Repurchased	$28	$935	$10,613

Average Cost Per Share	$76.54	$71.38	$53.82

Shares Repurchased	369,900	13,094,640	197,185,233

During the period from December 2005 through December 2010, under several share repurchase authorizations the Board of Directors authorized the repurchase of a total of 185 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.

In January 2012, the Board of Directors authorized the repurchase of up to $1.2 billion of the Corporation’s common stock. The authorization has no expiration date. As of December 31, 2012, approximately $329 million remained under the share repurchase authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

AS OF DECEMBER 31

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	2012	2011	2012	2011
	(in millions)
Short Term Investments	$943	$1,035	$943	$1,035
Taxable Fixed Maturities	1,296	955	1,333	983
Equity Securities	176	200	215	179
Other Invested Assets	68	27	68	27

TOTAL	$2,483	$2,217	$2,559	$2,224

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	2012	2011	2012	2011
	(in millions)
Short Term Investments	$1,585	$858	$1,585	$858
Fixed Maturities
Tax Exempt	18,410	18,786	19,913	20,211
Taxable	15,692	15,021	16,830	15,990
Equity Securities	1,068	1,064	1,448	1,333
Other Invested Assets	1,886	2,153	1,886	2,153

TOTAL	$38,641	$37,882	$41,662	$40,545

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2012	2011	2012	2011
	(in millions)
CORPORATE INVESTMENT INCOME	$6	$7	$24	$28

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$182	$188	$735	$763
Taxable Interest	105	116	439	468
Other	14	16	53	57
Investment Expenses	(5)	(4)	(23)	(23)

TOTAL	$296	$316	$1,204	$1,265

Effective Tax Rate	18.9%	19.2%	18.8%	19.0%

After-Tax Annualized Yield	3.04%	3.30%	3.12%	3.25%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

AS OF DECEMBER 31

	2012	2011	2010
	(in millions)
Estimated Statutory Policyholders’ Surplus	$14,150	$13,958	$14,539
Rolling Year Statutory Net Premiums Written	$11,861	$11,778	$11,262
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.84:1	0.84:1	0.77:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

TWELVE MONTHS ENDED DECEMBER 31, 2012

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)
	12/31/12	12/31/11	Increase (Decrease)
			(in millions)
Personal Insurance
Automobile	$387	$404	$(17)	$(11)	$(6)
Homeowners	898	769	129	124	5
Other	926	902	24	39	(15)

Total Personal	2,211	2,075	136	152	(16)

Commercial Insurance
Multiple Peril	1,799	1,735	64	61	3
Casualty	6,485	6,274	211	99	112
Workers’ Compensation	2,607	2,392	215	168	47
Property and Marine	1,316	1,118	198	262	(64)

Total Commercial	12,207	11,519	688	590	98

Specialty Insurance
Professional Liability	7,150	7,180	(30)	(3)	(27)
Surety	83	75	8	7	1

Total Specialty	7,233	7,255	(22)	4	(26)

Total Insurance	21,651	20,849	802	746	56
Reinsurance Assumed	371	480	(109)	(80)	(29)

Total	$22,022	$21,329	$693	$666	$27

THE CHUBB CORPORATION

IMPACT OF CATASTROPHES ON RESULTS

FOR THE FOURTH QUARTER OF 2012

	Reinsurance Reinstatement Premium Cost	Insurance Losses	Cost Before Tax
Storm Sandy
Personal Insurance
Gross	$—	$519	$519
Ceded	25	129	104

Net	25	390	415

Commercial Insurance
Gross	—	590	590
Ceded	28	151	123

Net	28	439	467

Total Storm Sandy
Gross	—	1,109	1,109
Ceded	53	280	227

Net	53	829	882

All Other Catastrophes	—	(6)	(6)

Total	$53	$823	$876

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$691	$682	$2,554	$2,477	$880	$818	$4,125	$3,977
Decrease (Increase) in Unearned Premiums	(20)	(17)	(65)	(41)	(16)	(2)	(101)	(60)

Net Premiums Earned	671	665	2,489	2,436	864	816	4,024	3,917

Net Losses Paid	437	411	1,377	1,540	458	448	2,272	2,399
Increase (Decrease) in Outstanding Losses	(12)	11	127	75	30	23	145	109

Net Losses Incurred	425	422	1,504	1,615	488	471	2,417	2,508

Expenses Incurred	208	211	863	840	344	311	1,415	1,362

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$38	$32	$122	$(19)	$32	$34	$192	$47

Ratios After Dividends to Policyholders:

Loss	63.3%	63.5%	60.4%	66.3%	56.5%	57.7%	60.1%	64.0%
Expense	30.1	30.9	33.8	33.9	39.1	38.0	34.3	34.3

Combined	93.4%	94.4%	94.2%	100.2%	95.6%	95.7%	94.4%	98.3%

Premiums Written as a % of Total	5.8%	5.8%	21.6%	21.0%	7.4%	7.0%	34.8%	33.8%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$691	$682	$2,579	$2,477	$880	$818	$4,150	$3,977

Net Premiums Earned	$671	$665	$2,514	$2,436	$864	$816	$4,049	$3,917

Net Losses Incurred	$405	$414	$1,000	$1,112	$482	$468	$1,887	$1,994

Statutory Underwriting Income	$58	$40	$651	$484	$38	$37	$747	$561

Combined Ratio	90.5%	93.2%	73.2%	79.6%	94.9%	95.4%	80.7%	85.2%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$1,119	$1,136	$1,641	$1,639	$1,014	$860	$1,400	$1,416	$5,174	$5,051
Decrease (Increase) in Unearned Premiums	9	(7)	—	(19)	(40)	(31)	1	(49)	(30)	(106)

Net Premiums Earned	1,128	1,129	1,641	1,620	974	829	1,401	1,367	5,144	4,945

Net Losses Paid	583	700	838	855	464	405	940	814	2,825	2,774
Increase (Decrease) in Outstanding Losses	62	29	211	111	214	157	200	295	687	592

Net Losses Incurred	645	729	1,049	966	678	562	1,140	1,109	3,512	3,366

Expenses Incurred	409	419	463	464	219	193	471	475	1,562	1,551

Dividends Incurred	—	—	—	—	26	27	—	—	26	27

Statutory Underwriting Income (Loss)	$74	$(19)	$129	$190	$51	$47	$(210)	$(217)	$44	$1

Ratios After Dividends to Policyholders:

Loss	57.2%	64.6%	63.9%	59.6%	71.5%	70.0%	81.4%	81.1%	68.6%	68.4%
Expense	36.5	36.9	28.2	28.3	22.2	23.2	33.6	33.6	30.4	30.9

Combined	93.7%	101.5%	92.1%	87.9%	93.7%	93.2%	115.0%	114.7%	99.0%	99.3%

Premiums Written as a % of Total	9.4%	9.7%	13.8%	13.9%	8.6%	7.3%	11.8%	12.1%	43.6%	43.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$1,124	$1,136	$1,641	$1,639	$1,014	$860	$1,423	$1,416	$5,202	$5,051

Net Premiums Earned	$1,133	$1,129	$1,641	$1,620	$974	$829	$1,424	$1,367	$5,172	$4,945

Net Losses Incurred	$526	$558	$1,046	$963	$667	$560	$716	$769	$2,955	$2,850

Statutory Underwriting Income	$198	$152	$132	$193	$62	$49	$237	$123	$629	$517

Combined Ratio	82.8%	86.3%	92.0%	87.8%	92.5%	93.0%	83.4%	89.8%	87.6%	88.8%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$2,273	$2,388	$295	$332	$2,568	$2,720
Decrease (Increase) in Unearned Premiums	75	50	23	(1)	98	49

Net Premiums Earned	2,348	2,438	318	331	2,666	2,769

Net Losses Paid	1,630	1,756	24	30	1,654	1,786
Increase (Decrease) in Outstanding Losses	(41)	(245)	9	17	(32)	(228)

Net Losses Incurred	1,589	1,511	33	47	1,622	1,558

Expenses Incurred	659	666	119	114	778	780

Dividends Incurred	—	—	4	4	4	4

Statutory Underwriting Income (Loss)	$100	$261	$162	$166	$262	$427

Ratios After Dividends to Policyholders:

Loss	67.7%	62.0%	10.5%	14.4%	60.9%	56.4%
Expense	29.0	27.9	40.9	34.7	30.4	28.7

Combined	96.7%	89.9%	51.4%	49.1%	91.3%	85.1%

Premiums Written as a % of Total	19.1%	20.3%	2.5%	2.8%	21.6%	23.1%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,273	$2,388	$295	$332	$2,568	$2,720

Net Premiums Earned	$2,348	$2,438	$318	$331	$2,666	$2,769

Net Losses Incurred	$1,589	$1,511	$33	$47	$1,622	$1,558

Statutory Underwriting Income	$100	$261	$162	$166	$262	$427

Combined Ratio	96.7%	89.9%	51.4%	49.1%	91.3%	85.1%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$11,867	$11,748	$3	$10	$11,870	$11,758
Decrease (Increase) in Unearned Premiums	(33)	(117)	1	3	(32)	(114)

Net Premiums Earned	11,834	11,631	4	13	11,838	11,644

Net Losses Paid	6,751	6,959	65	87	6,816	7,046
Increase (Decrease) in Outstanding Losses	800	473	(109)	(112)	691	361

Net Losses Incurred	7,551	7,432	(44)	(25)	7,507	7,407

Expenses Incurred	3,755	3,693	1	2	3,756	3,695

Dividends Incurred	30	31	—	—	30	31

Statutory Underwriting Income (Loss)	$498	$475	$47	$36	545	511

Increase in Deferred Acquisition Costs					3	63

GAAP Underwriting Income					$548	$574

Ratios After Dividends to Policyholders:

Loss	64.0%	64.1%	* %	* %	63.6%	63.8%
Expense	31.7	31.5	*	*	31.7	31.5

Combined	95.7%	95.6%	* %	* %	95.3%	95.3%

Premiums Written as a % of Total	100.0%	99.9%	0.0%	0.1%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$11,920	$11,748	$3	$10	$11,923	$11,758

Net Premiums Earned	$11,887	$11,631	$4	$13	$11,891	$11,644

Net Losses Incurred	$6,464	$6,402	$(44)	$(25)	$6,420	$6,377

Statutory Underwriting Income	$1,638	$1,505	$47	$36	$1,685	$1,541

Combined Ratio	86.1%	86.7%	* %	* %	85.7%	86.4%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$8,779	$8,582	$3,091	$3,176	$11,870	$11,758
Decrease (Increase) in Unearned Premiums	(32)	(56)	—	(58)	(32)	(114)

Net Premiums Earned	8,747	8,526	3,091	3,118	11,838	11,644

Net Losses Paid	5,310	5,483	1,506	1,563	6,816	7,046
Increase (Decrease) in Outstanding Losses	515	149	176	212	691	361

Net Losses Incurred	5,825	5,632	1,682	1,775	7,507	7,407

Expenses Incurred	2,610	2,525	1,146	1,170	3,756	3,695

Dividends Incurred	30	31	—	—	30	31

Statutory Underwriting Income (Loss)	$282	$338	$263	$173	545	511

Increase in Deferred Acquisition Costs					3	63

GAAP Underwriting Income					$548	$574

Ratios After Dividends to Policyholders:

Loss	66.8%	66.3%	54.4%	56.9%	63.6%	63.8%
Expense	29.8	29.5	37.1	36.8	31.7	31.5

Combined	96.6%	95.8%	91.5%	93.7%	95.3%	95.3%

Premiums Written as a % of Total	74.0%	73.0%	26.0%	27.0%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$8,832	$8,582	$3,091	$3,176	$11,923	$11,758

Net Premiums Earned	$8,800	$8,526	$3,091	$3,118	$11,891	$11,644

Net Losses Incurred	$4,730	$4,757	$1,690	$1,620	$6,420	$6,377

Statutory Underwriting Income	$1,430	$1,213	$255	$328	$1,685	$1,541

Combined Ratio	83.6%	85.5%	91.8%	88.8%	85.7%	86.4%

Property and casualty underwriting results for 2011 reflect a reclassification of certain business that was previously considered outside the United States business and is now considered United States business. This reclassification had no impact on worldwide total amounts.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$172	$165	$614	$605	$228	$221	$1,014	$991
Decrease (Increase) in Unearned Premiums	—	—	1	6	(4)	(4)	(3)	2

Net Premiums Earned	172	165	615	611	224	217	1,011	993

Net Losses Paid	131	112	441	490	116	114	688	716
Increase (Decrease) in Outstanding Losses	(14)	(9)	158	(192)	12	10	156	(191)

Net Losses Incurred	117	103	599	298	128	124	844	525

Expenses Incurred	50	51	208	203	91	83	349	337

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$5	$11	$(192)	$110	$5	$10	$(182)	$131

Ratios After Dividends to Policyholders:

Loss	68.0%	62.4%	97.4%	48.7%	57.2%	57.1%	83.5%	52.9%
Expense	29.1	30.9	33.9	33.6	39.9	37.6	34.4	34.0

Combined	97.1%	93.3%	131.3%	82.3%	97.1%	94.7%	117.9%	86.9%

Premiums Written as a % of Total	5.9%	5.6%	21.1%	20.4%	7.9%	7.4%	34.9%	33.4%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$172	$165	$639	$605	$228	$221	$1,039	$991

Net Premiums Earned	$172	$165	$640	$611	$224	$217	$1,036	$993

Net Losses Incurred	$101	$105	$235	$281	$122	$123	$458	$509

Statutory Underwriting Income (Loss)	$21	$9	$197	$127	$11	$11	$229	$147

Combined Ratio	87.8%	94.5%	69.3%	79.5%	94.4%	94.2%	77.8%	85.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$279	$284	$393	$392	$225	$198	$308	$358	$1,205	$1,232
Decrease (Increase) in Unearned Premiums	—	(3)	11	13	23	15	15	(4)	49	21

Net Premiums Earned	279	281	404	405	248	213	323	354	1,254	1,253

Net Losses Paid	171	221	209	224	114	106	226	266	720	817
Increase (Decrease) in Outstanding Losses	24	(89)	57	33	50	40	260	(16)	391	(32)

Net Losses Incurred	195	132	266	257	164	146	486	250	1,111	785

Expenses Incurred	95	99	110	111	48	47	104	113	357	370

Dividends Incurred	—	—	—	—	5	7	—	—	5	7

Statutory Underwriting Income (Loss)	$(11)	$50	$28	$37	$31	$13	$(267)	$(9)	$(219)	$91

Ratios After Dividends to Policyholders:

Loss	69.9%	46.9%	65.8%	63.5%	67.5%	70.9%	150.4%	70.6%	88.9%	63.0%
Expense	34.0	34.9	28.0	28.3	21.8	24.6	33.8	31.6	29.8	30.2

Combined	103.9%	81.8%	93.8%	91.8%	89.3%	95.5%	184.2%	102.2%	118.7%	93.2%

Premiums Written as a % of Total	9.6%	9.6%	13.5%	13.2%	7.7%	6.7%	10.6%	12.1%	41.4%	41.6%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$284	$284	$393	$392	$225	$198	$331	$358	$1,233	$1,232

Net Premiums Earned	$284	$281	$404	$405	$248	$213	$346	$354	$1,282	$1,253

Net Losses Incurred	$118	$144	$265	$256	$162	$147	$129	$243	$674	$790

Statutory Underwriting Income (Loss)	$71	$38	$29	$38	$33	$12	$113	$(2)	$246	$86

Combined Ratio	75.0%	86.1%	93.6%	91.5%	88.5%	96.0%	68.7%	100.2%	81.9%	93.6%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$613	$648	$75	$88	$688	$736
Decrease (Increase) in Unearned Premiums	(32)	(45)	5	1	(27)	(44)

Net Premiums Earned	581	603	80	89	661	692

Net Losses Paid	461	554	7	5	468	559
Increase (Decrease) in Outstanding Losses	(69)	(130)	1	6	(68)	(124)

Net Losses Incurred	392	424	8	11	400	435

Expenses Incurred	161	167	30	30	191	197

Dividends Incurred	—	—	2	1	2	1

Statutory Underwriting Income (Loss)	$28	$12	$40	$47	$68	$59

Ratios After Dividends to Policyholders:

Loss	67.5%	70.3%	10.3%	12.5%	60.7%	63.0%
Expense	26.2	25.8	41.1	34.5	27.8	26.8

Combined	93.7%	96.1%	51.4%	47.0%	88.5%	89.8%

Premiums Written as a % of Total	21.1%	21.8%	2.6%	3.0%	23.7%	24.8%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$613	$648	$75	$88	$688	$736

Net Premiums Earned	$581	$603	$80	$89	$661	$692

Net Losses Incurred	$392	$424	$8	$11	$400	$435

Statutory Underwriting Income (Loss)	$28	$12	$40	$47	$68	$59

Combined Ratio	93.7%	96.1%	51.4%	47.0%	88.5%	89.8%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$2,907	$2,959	$1	$6	$2,908	$2,965
Decrease (Increase) in Unearned Premiums	19	(21)	—	1	19	(20)

Net Premiums Earned	2,926	2,938	1	7	2,927	2,945

Net Losses Paid	1,876	2,092	13	16	1,889	2,108
Increase (Decrease) in Outstanding Losses	479	(347)	(25)	(20)	454	(367)

Net Losses Incurred	2,355	1,745	(12)	(4)	2,343	1,741

Expenses Incurred	897	904	—	1	897	905

Dividends Incurred	7	8	—	—	7	8

Statutory Underwriting Income (Loss)	$(333)	$281	$13	$10	(320)	291

Decrease in Deferred Acquisition Costs					(12)	(7)

GAAP Underwriting Income (Loss)					$(332)	$284

Ratios After Dividends to Policyholders:

Loss	80.7%	59.6%	* %	* %	80.3%	59.3%
Expense	30.9	30.6	*	*	30.9	30.6

Combined	111.6%	90.2%	* %	* %	111.2%	89.9%

Premiums Written as a % of Total	100.0%	99.8%	0.0%	0.2%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,960	$2,959	$1	$6	$2,961	$2,965

Net Premiums Earned	$2,979	$2,938	$1	$7	$2,980	$2,945

Net Losses Incurred	$1,532	$1,734	$(12)	$(4)	$1,520	$1,730

Statutory Underwriting Income (Loss)	$543	$292	$13	$10	$556	$302

Combined Ratio	81.9%	89.8%	* %	* %	81.5%	89.5%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$2,109	$2,156	$799	$809	$2,908	$2,965
Decrease (Increase) in Unearned Premiums	32	1	(13)	(21)	19	(20)

Net Premiums Earned	2,141	2,157	786	788	2,927	2,945

Net Losses Paid	1,466	1,677	423	431	1,889	2,108
Increase (Decrease) in Outstanding Losses	495	(381)	(41)	14	454	(367)

Net Losses Incurred	1,961	1,296	382	445	2,343	1,741

Expenses Incurred	608	616	289	289	897	905

Dividends Incurred	7	8	—	—	7	8

Statutory Underwriting Income (Loss)	$(435)	$237	$115	$54	(320)	291

Decrease in Deferred Acquisition Costs					(12)	(7)

GAAP Underwriting Income (Loss)					$(332)	$284

Ratios After Dividends to Policyholders:

Loss	91.9%	60.3%	48.6%	56.5%	80.3%	59.3%
Expense	28.9	28.7	36.2	35.7	30.9	30.6

Combined	120.8%	89.0%	84.8%	92.2%	111.2%	89.9%

Premiums Written as a % of Total	72.5%	72.7%	27.5%	27.3%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,162	$2,156	$799	$809	$2,961	$2,965

Net Premiums Earned	$2,194	$2,157	$786	$788	$2,980	$2,945

Net Losses Incurred	$1,134	$1,302	$386	$428	$1,520	$1,730

Statutory Underwriting Income (Loss)	$445	$231	$111	$71	$556	$302

Combined Ratio	80.1%	89.3%	85.3%	90.0%	81.5%	89.5%

Property and casualty underwriting results for 2011 reflect a reclassification of certain business that was previously considered outside the United States business and is now considered United States business. This reclassification had no impact on worldwide total amounts.

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

THE CHUBB CORPORATION

Definitions of Key Terms

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Net Premiums Written Excluding the Impact of Catastrophes and Net Premiums Earned Excluding the Impact of Catastrophes

Management has included net premiums written excluding the impact of catastrophes and net premiums earned excluding the impact of catastrophes, non-GAAP financial measures, so as to exclude reinsurance reinstatement premium costs related to a major catastrophe event from net premiums written and net premiums earned, as inclusion of such reinsurance reinstatement premium costs could distort the analysis of trends in premiums.

Net Losses Incurred Excluding the Impact of Catastrophes

Management has included net losses incurred excluding the impact of catastrophes, a non-GAAP financial measure, since management believes such information is helpful in evaluating results in a period when the Corporation experienced an unusually large individual catastrophe event, as the impact of such event could distort the analysis of trends.

THE CHUBB CORPORATION

Definitions of Key Terms

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2012	2011	2012	2011
	(dollars in millions)
	(As Adjusted)			(As Adjusted)
Annualized Net Income	$408	$1,808	$1,545	$1,678
Average Shareholders’ Equity	$15,901	$15,333	$15,631	$15,349

Return on Equity	2.6%	11.8%	9.9%	10.9%

Annualized Operating Income	$176	$1,840	$1,420	$1,491
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$13,850	$13,723	$13,733	$13,998

Operating Return on Equity	1.3%	13.4%	10.3%	10.7%